COLMENA CORP.
                            Policy On Insider Trading



Dear Employees and Independent Contractors:

     As you know, Colmena Corp. ("Colmena") is a "publically traded" company, which means its securities are bought and sold on the securities markets that are regulated by the U.S. Securities and Exchange Commission (the "Commission"). As an employee of or independent contractor to Colmena, you may, from time to time, acquire knowledge of significant corporate developments before news of those developments is available to the investing public. The securities laws and regulations prohibit those employed by public companies, and others, including relatives, friends and associates of such employees, from buying or selling that company's securities while in the possession of material, nonpublic information about the security, an activity commonly referred to as "insider trading," or from sharing such information with anyone who is not entitled to receive such information in conjunction with their Colmena-related services, a practice commonly referred to as "tipping." The Commission has treated the detection and prosecution of insider trading as one of its enforcement priorities, and it is therefore very important that you are sensitive to the need to treat material, nonpublic information that you may be privy to as confidential in accordance with Regulation FD, ss. 243.100(b)(2)(ii), and that you refrain from trading in Colmena securities while in possession of such information unless the purchaser of the securities to be sold is provided with the same specific material, nonpublic information involved and has also agreed to maintain the same in confidentiality in accordance with Regulation FD.

         If you have any questions regarding this issue, in general or about its application in any particular instance, please feel free to contact me.


                                Very truly yours,


                           /s/ Anthony Q. Joffe /s/
                               Anthony Q. Joffe, President



I acknowledge receipt of, and have read, this Policy on Insider Trading.


-----------------------------------
Employee/Independent Contractor

Print Name: _________________________


Date: _______________


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